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                                                                      EXHIBIT 10



            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


We hereby consent to the incorporation by reference in the Registration Statement of the Polaris II A-Class Platinum Series Variable Annuity on Form N-4 for Variable Annuity Account Seven of AIG SunAmerica Life Assurance Company, of our report dated April 24, 2007, relating to the consolidated financial statements of AIG SunAmerica Life Assurance Company at December 31, 2006 and 2005, and for each of the three years in the period ended December 31, 2006. We also consent to the incorporation by reference of our report dated July 23, 2007, relating to the financial statements of Variable Annuity Account Seven at April 30, 2007, and for each of the two years in the period ended April 30, 2007, in such Registration Statement. We also consent to the incorporation by reference of our report dated March 1, 2007, relating to the consolidated financial statements, financial statement schedules, management's assessment of the effectiveness of internal control over financial reporting and the effectiveness of internal control over financial reporting, which appears in the American International Group, Inc. Annual Report on Form 10-K for the year ended December 31, 2006, in such Registration Statement. We also consent to the reference to us under the heading "Financial Statements" in such Registration Statement.


PricewaterhouseCoopers LLP
Los Angeles, California
November 2, 2007